UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Dell Inc.

(Exact name of registrant as specified in its charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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	(1)	Title of each class of securities to which transaction applies:
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On September 3, 2013, the Special Committee of the Board of Directors of Dell Inc. issued the following press release

Leading Proxy Advisory Firms Recommend that Dell Shareholders Vote “FOR” Proposed Sale Transaction at $13.88 per Share in Cash

Institutional Shareholder Services, Glass Lewis and Egan Jones Unanimous in Reiterating Support for Pending Transaction Following Amended Agreement

Round Rock, TX – September 3, 2013 – The Special Committee of the Board of Directors of Dell Inc. (NASDAQ: DELL) today announced that Institutional Shareholder Services (“ISS”), Glass Lewis and Egan Jones have recently issued reports reiterating their prior recommendations that Dell shareholders support the proposed sale transaction pursuant to amended terms under which shareholders will receive consideration of at least $13.88 per share in cash.

The Special Committee issued the following statement:

“We are pleased that all three of the nation’s leading proxy advisory firms have reiterated their support for the proposed sale transaction. Each has conducted an independent review of the amended merger agreement and all of its terms and concluded, as has the Special Committee, that a sale of Dell for $13.88 per share in cash serves the best interests of Dell shareholders.”

ISS, the nation’s leading proxy advisory firm, in its report dated August 30, 2013, summarized its recommendation as follows:

“A vote FOR this transaction is warranted as it offers a meaningful premium to the unaffected share price, provides certainty of value, and transfers the risk of the deteriorating PC business and the company’s on-going business transformation to the buyout group, while continuing to condition approval of the management buyout on the support of disinterested shareholders.”

The Special Committee of independent directors strongly encourages all shareholders to vote their shares FOR the increased merger transaction promptly to be sure their shares are represented at the Special Meeting to be reconvened on September 12, 2013. All shareholders regardless of the number of shares they own are asked to vote by internet, telephone or mail. Shareholders who have any questions, require assistance in voting the WHITE proxy card, or need additional copies of Dell’s proxy materials are encouraged to contact MacKenzie Partners toll-free at (800) 322-2885, or via email at Dell@mackenziepartners.com.

About Dell

Dell Inc. (NASDAQ: DELL) listens to customers and delivers worldwide innovative technology, business solutions and services they trust and value. For more information, visit www.Dell.com. You may follow the Dell Investor Relations Twitter account at: http://twitter.com/Dellshares. To communicate directly with Dell, go to www.Dell.com/Dellshares.

Media Contacts for the Special Committee:

George Sard/Paul Verbinnen/Jim Barron/Matt Benson

Sard Verbinnen & Co

(212) 687-8080

Investor Contacts for the Special Committee:

Dan Burch/Paul Schulman/Larry Dennedy

MacKenzie Partners

(212) 929-5500

Forward-looking Statements

Any statements in these materials about prospective performance and plans for the Company, the expected timing of the completion of the proposed merger and the ability to complete the proposed merger, and other statements containing the words “estimates,” “believes,” “anticipates,” “plans,” “expects,” “will,” and similar expressions, other than historical facts, constitute forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Factors or risks that could cause our actual results to differ materially from the results we anticipate include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; (2) the inability to complete the proposed merger due to the failure to obtain stockholder approval for the proposed merger or the failure to satisfy other conditions to completion of the proposed merger, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the transaction; (3) the failure to obtain the necessary financing arrangements set forth in the debt and equity commitment letters delivered pursuant to the merger agreement; (4) risks related to disruption of management’s attention from the Company’s ongoing business operations due to the transaction; and (5) the effect of the announcement of the proposed merger on the Company’s relationships with its customers, operating results and business generally.

Actual results may differ materially from those indicated by such forward-looking statements. In addition, the forward-looking statements included in the materials represent our views as of the date hereof. We anticipate that subsequent events and developments will cause our views to change. However, while we may elect to update these forward-looking statements at some point in the future, we specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing our views as of any date subsequent to the date hereof. Additional factors that may cause results to differ materially from those described in the forward-looking statements are set forth in the Company’s Annual Report on Form 10–K for the fiscal year ended February 1, 2013, which was filed with the SEC on March 12, 2013, under the heading “Item 1A—Risk Factors,” and in subsequent reports on Forms 10–Q and 8–K filed with the SEC by the Company.

Additional Information and Where to Find It

In connection with the proposed merger transaction, the Company filed with the SEC a definitive proxy statement and other relevant documents on May 31, 2013, and a supplement to the definitive proxy statement and other relevant documents, including a form of proxy card, on August 14, 2013. The definitive proxy statement, the supplement to the definitive proxy statement and a form of proxy have been mailed to the Company’s stockholders. Stockholders are urged to read the definitive proxy statement, the supplement to the definitive proxy statement and any other documents filed with the SEC in connection with the proposed merger or incorporated by reference in the proxy statement because they contain important information about the proposed merger.

Investors will be able to obtain a free copy of documents filed with the SEC at the SEC’s website at http://www.sec.gov. In addition, investors may obtain a free copy of the Company’s filings with the SEC from the Company’s website at http://content.dell.com/us/en/corp/investor-financial-reporting.aspx or by directing a request to: Dell Inc. One Dell Way, Round Rock, Texas 78682, Attn: Investor Relations, (512) 728-7800, investor_relations@dell.com.

The Company and its directors, executive officers and certain other members of management and employees of the Company are “participants” in the solicitation of proxies from stockholders of the Company in favor of the proposed merger. Information regarding the persons who are, under the rules of the SEC, participants in the solicitation of the stockholders of the Company in connection with the proposed merger, and their direct or indirect interests, by security holdings or otherwise, which may be different from those of the Company’s stockholders generally, is set forth in the definitive proxy statement and the other relevant documents filed with the SEC. You can find information about the Company’s executive officers and directors in its Annual Report on Form 10-K for the fiscal year ended February 1, 2013 (as amended with the filing of a Form 10-K/A on June 3, 2013 containing Part III information), in its definitive proxy statement for the Company’s 2012 annual meeting of stockholders filed with the SEC on Schedule 14A on May 24, 2012 and in its preliminary proxy statement for the Company’s 2013 annual meeting of stockholders filed with the SEC on Schedule 14A on August 16, 2013.